UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

June 14, 2023
Date of Report (date of earliest event reported)
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Prime Medicine, Inc.
(Exact name of registrant as specified in its charter)
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Delaware (State or other jurisdiction of incorporation)	001-41536 (Commission File Number)	84-3097762 (I.R.S. Employer Identification No.)
21 Erie Street Cambridge, MA 02139
(Address of principal executive offices and zip code)
(617) 564-0013
(Registrant's telephone number, including area code)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol	Name of each exchange on which registered
Common stock, par value $.00001 per share	PRME	The Nasdaq Global Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule12b-2 of the Securities Exchange Act of 1934 (§250.12b-2 of this chapter).
Emerging growth company    ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.
On June 14, 2023, Prime Medicine, Inc. (the "Company") held its 2023 annual meeting of stockholders (the “Annual Meeting”). As of April 18, 2023, the record date for the Annual Meeting, the number of shares of the Company's common stock, $0.00001 par value per share, outstanding and entitled to vote at the Annual Meeting was 97,227,809.
At the Annual Meeting, the Company's stockholders voted on the following matters, all of which were described in the Company’s Definitive Proxy Statement filed with the U.S. Securities and Exchange Commission on April 28, 2023: (i) to elect Michael Kelly and David Schenkein as Class I Directors, each to serve until the Company's 2026 annual meeting of stockholders, and until his respective successor shall have been duly elected and qualified ("Proposal 1") and (ii) to ratify the appointment of PricewaterhouseCoopers LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2023 ("Proposal 2") .
Proposal 1 – Each of the following nominees was elected as a Class I Director to serve until the Company’s 2026 annual meeting of stockholders, and until his respective successor shall have been duly elected and qualified, based on the following votes:

Class I Director Nominee	For	Withheld	Broker Non-Votes
Michael Kelly	64,498,173	1,268,140	1,517,331
David Schenkein	62,026,457	3,739,856	1,517,331
Proposal 2 – The appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the Company’s fiscal year ending December 31, 2023 was ratified, based on the following votes:

For	Against	Abstentions
67,265,834	6,329	11,481

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 16, 2023

Prime Medicine, Inc.

By:	/s/ Keith Gottesdiener
Name:	Keith Gottesdiener, M.D.
Title:	President and Chief Executive Officer